                                                                    Exhibit 10.5

                                                                [EXECUTION COPY]

                        CREDIT AGREEMENT AMENDMENT NO. 2

      THIS CREDIT AGREEMENT AMENDMENT NO. 2, dated as of March 31, 1998 (this "Amendment"), is made by and among Evenflo & Spalding Holdings Corporation (formerly known as E&S Holdings Corporation), a company organized under the laws of Delaware (the "Borrower"), the Lenders (as defined below) and Bank of America National Trust & Savings Association ("Bank of America"), as the administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the various financial institutions parties thereto from time to time (collectively, the "Lenders"), Bank of America, as swing line lender, as fronting lender and as administrative agent for the Lenders, Merrill Lynch Capital Corporation, as documentation agent for the Lenders, and NationsBank N.A. South, as syndication agent for the Lenders, have heretofore entered into that certain Credit Agreement, dated as of September 30, 1996 (as amended by the First Amendment to Credit Agreement, dated as of December 11, 1996, the "Existing Credit Agreement"); and

      WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SUBPART I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Amended Credit Agreement" is defined in the second recital.

      "Amendment" is defined in the preamble.

      "Amendment Effective Date Certificate" means the amendment effective date certificate executed and delivered by the Borrower pursuant to Subpart 3.8, substantially in the form of Annex I hereto.

      "Borrower" is defined in the preamble.

      "Existing Credit Agreement" is defined in the first recital.

      "Lenders" is defined in the first recital.

      "Second Amendment Effective Date" is defined in Subpart 3.1.

      "Security Agreement" means the Security Agreement executed and delivered by the Borrower and each Domestic Subsidiary pursuant to Subpart 3.6, substantially in the form of Exhibit A hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      SUBPART I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                                   AMENDMENTS

      Effective on (and subject to the occurrence of) the Second Amendment Effective Date, certain provisions of the Existing Credit Agreement are hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

      SUBPART II.1. Amendments to Article I of the Existing Credit Agreement.
Article I of the Existing Credit Agreement ("Definitions") is amended in accordance with Subparts 2.1.1 and 2.1.2.

      SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement ("Certain Defined Terms") is amended by inserting in such Section the following definitions in the appropriate alphabetical order:

            "Bank Book" means the Bank Book, dated March 23, 1998 and delivered by the Borrower to the Lenders on such date.

            "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

            "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith.

            "Liquidity Facility" means the Liquidity Facility, dated as of March 30, 1998, among Spalding & Evenflo Companies, Inc., as the borrower, the lenders parties thereto, Bank of America National Trust & Savings Association, as the administrative agent, Merrill Lynch


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
      Capital Corporation, as the documentation agent and NationsBank N.A. South as the syndication agent, as such Liquidity Facility may be amended, modified, amended and restated or extended in accordance with its terms.

            "Mortgage" means, collectively, each mortgage or deed of trust or leasehold mortgage executed and delivered by the Borrower or any other Obligor in favor of the Administrative Agent for the benefit of the Lenders pursuant to the requirements of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

            "Refinancing" has the meaning set forth in Section 8.4(m).

            "Second Amendment" means the Credit Agreement Amendment No. 2, dated as of March 31, 1998, among the Borrower, the Lenders parties thereto and the Administrative Agent.

            "Security Agreement" means the Security Agreement executed and delivered pursuant to this Agreement, substantially in the form of Exhibit A to the Second Amendment, as amended, supplemented, amended and restated or otherwise modified from time to time.

      SUBPART II.1.2. The following definitions in Section 1.1 of the Existing Credit Agreement ("Certain Defined Terms") are amended as follows:

            (a) "Agreement": the definition of "Agreement" is hereby amended and restated as follows:

                  "'Agreement" means this Credit Agreement, as amended
            (including as previously amended), supplemented, amended and restated or otherwise modified from time to time."

            (b) "Applicable Margin": the definition of "Applicable Margin" is hereby amended and restated as follows:

                  "'Applicable Margin' means, with respect to the Revolving
            Loans, the Tranche A Term Loans or the Commitment Fee, as of any date, the rate per annum determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:


                                  PRICING GRID

RATIO OF CONSOLIDATED
    TOTAL DEBT TO             EURODOLLAR RATE   BASE RATE MARGIN    COMMITMENT FEE
 CONSOLIDATED EBITDA             MARGIN
       X > 6.0                     250.0              150.0              50.0

  X <=6.0, but > 5.5               225.0              125.0              42.5

 X <= 5.5, but > 5.0               200.0              100.0              37.5

 X <= 5.0, but > 4.5               162.5               62.5              37.5

RATIO OF CONSOLIDATED
    TOTAL DEBT TO             EURODOLLAR RATE   BASE RATE MARGIN    COMMITMENT FEE
 CONSOLIDATED EBITDA             MARGIN

 X <= 4.5, but > 4.0               137.5               37.5              35.0

 X <= 4.0, but > 3.5               112.5               12.5              30.0

 X <= 3.5, but > 3.0                87.5                0.0              25.0

       X <= 3.0                     62.5                0.0              20.0



                  The Applicable Margin for Tranche B Term Loans shall be: (i)
            for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 3.00% for Eurodollar Loans and 2.00% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 2.75% for Eurodollar Loans and 1.75% for Base Rate Loans.

                  The Applicable Margin for Tranche C Term Loans shall be: (i)
            for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 3.50% for Eurodollar Loans and 2.50% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 3.25% for Eurodollar Loans and 2.25% for Base Rate Loans.

                  The Applicable Margin for Tranche D Term Loans shall be: (i)
            for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 4.00% for Eurodollar Loans and 3.00% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 3.75% for Eurodollar Loans and 2.75% for Base Rate Loans.

                  The Applicable Margin for Tranche A Term Loans, Revolving
            Loans and the Commitment Fee, shall be determined pursuant to the Pricing Grid above at such time. As set forth in the Pricing Grid, "X" refers to the ratio of Consolidated Total Debt to Consolidated EBITDA. For the purposes of determining the Applicable Margin with respect to any Loan, the ratio of Consolidated Total Debt to Consolidated EBITDA shall be determined (x) from and after the effective date hereof to the date of the Compliance Certificate referred to in clause (y), based on the highest such level set forth above with respect to each Loan, and (y) on and after the date of delivery of the Compliance Certificate delivered pursuant to clause
            (b) of Section 7.2, based upon such certificate, and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Margin shall change based on such next Compliance Certificate); provided, however, that, if (i) any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (b) of Section 7.2 and (ii) such Compliance Certificate indicates a ratio of Consolidated Total Debt to Consolidated EBITDA that would result in an Applicable Margin which is greater than the Applicable Margin then in effect, then (A) such greater Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the date such Compliance Certificate was required to be delivered to the Administrative Agent pursuant to clause (b) of
            Section 7.2 and (B) in furtherance of the other terms of this proviso, if the Borrower shall have made any payment in respect of interest or fees during the period from the date such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then the Borrower shall pay in the form of a supplemental payment of interest and/or fees, an amount which equals the difference between the amount of interest and/or fees that would otherwise have been paid determined as if such Compliance Certificate was delivered on the date such Compliance Certificate was required to be delivered and the amount of such interest and/or fees so paid, which supplemental payment of interest and/or fees shall be due and payable on the actual date of delivery of such Compliance Certificate."

            (c) "Capital Expenditures": clause (c) of the proviso to the definition of "Capital Expenditures" is hereby amended and restated as follows"

            " (c) the purchase or construction of property, plant or equipment with Casualty Proceeds within one year of the receipt of such proceeds; and";

            (d) "Consolidated EBITDA": subclause (viii) of clause (b) is hereby amended and restated as follows:

            "(viii) the amount of any restructuring charge or reserve; provided, that for any computation of such amount with respect to a period ending on or after March 31, 1998, the maximum aggregate amount of any such restructuring charge or reserve shall be limited to the aggregate amounts projected as of March 23, 1998 in the Bank Book (and, without duplication, such charges taken or disclosed in the Bank Book in respect of periods ending prior to March 31, 1998)";

            (e) "Interest Period": the definition of "Interest Period" is amended by deleting the words "three or six months thereafter (or ending 9 or 12 months thereafter if available to all Lenders making such Loans as determined by such Lenders in good faith based on prevailing market conditions)" beginning in the third line thereof and by inserting the words "or three months thereafter" after the words "on the date one, two," appearing in the third line thereof;

            (f) "Loan Documents": the definition of "Loan Documents" is hereby amended and restated as follows:

                  "'Loan Documents" means this Agreement, any Notes, the
            Guaranty, the Pledge Agreement, each Mortgage, the Security Agreement and the Fee Letter.'"

            (g) "Pledge Agreement": the definition of "Pledge Agreement" is hereby amended and restated as follows:

                  "'Pledge Agreement' means the Pledge Agreement to be duly
            executed and delivered by the Borrower and each Domestic Subsidiary which is a Material Subsidiary, substantially in the form of Exhibit F, as amended, supplemented, amended and restated or otherwise modified from time to time."

            (h) "Restricted Subsidiary": the definition of "Restricted Subsidiary" is amended by deleting the words "which is not an Unrestricted Subsidiary" in the Credit Agreement; and

            (i) "Unrestricted Subsidiary": the definition of "Unrestricted Subsidiary" is deleted from Section 1.1 of the Credit Agreement, and all references to "Unrestricted Subsidiary" shall be deleted.

      SUBPART II.2. Amendments to Article II of the Existing Credit Agreement. Article II of the Existing Credit Agreement ("The Credits") is amended in accordance with Subpart 2.2.1.

      SUBPART II.2.1. Section 2.8 of the Existing Credit Agreement ("Mandatory Prepayments of Loans") is amended as follows:

            (a) clause (a) thereof is hereby amended and restated as follows:

                  "(a) Asset Dispositions. In the event that the Net Disposition
            Proceeds of any Disposition (such Disposition, a "Current Disposition") (other than a Disposition permitted pursuant to clause
            (a), (b) or (c) of Section 8.2), and of all prior Dispositions as to which a prepayment has not yet been made under this clause (a), shall equal or exceed $250,000 then, the Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of the Current Disposition, apply 100% of the Net Disposition Proceeds of the Current Disposition and all such prior Dispositions in accordance with clause (f).";

            (b) clause (b) thereof is hereby amended by replacing the words "Term Loans" in the fourth line thereof with the words "Loans and certain other Indebtedness in accordance with clause (f),";

            (c) clause (c) is amended by replacing the words "Term Loans" in the sixth line thereof with the words "Loans and certain other Indebtedness in accordance with clause (f),";

            (d) a new clause (d) is added as follows:

                  "(d) Casualty Proceeds. If during any Fiscal Year one or more
            Casualty Events shall have occurred for which the Borrower or any Restricted Subsidiary shall receive Casualty Proceeds in excess of $1,000,000 during such Fiscal Year, then the Borrower or such Restricted Subsidiary may (provided that no payment Default or Event of Default is continuing at such time), within 365 days after the receipt by the Borrower or such Restricted Subsidiary of such Casualty Proceeds, reinvest up to 100% of such Casualty Proceeds to replace or repair the assets that were the subject of such Casualty Event(s). Any Casualty Proceeds that are not reinvested in accordance with the previous sentence shall be applied to prepay Loans and certain other Indebtedness in accordance with clause (f),
            (x) in the case of the continuance of a payment Default or an Event of Default at such time, on the day such Casualty Proceeds are received, in an amount equal to 100% of such Casualty Proceeds, and
            (y) otherwise on the Business Day immediately succeeding the last day of such 365-day period, in an aggregate amount equal to the portion of such Casualty Proceeds not so reinvested. ";

            (e) the previously existing clause (d) thereof is relettered as "clause (f)" and is hereby amended and restated as follows:

                  "(f) Application of Proceeds. Any prepayment made pursuant to clauses (a), (b), (c) and (d) shall be applied first, to prepay Term Loans, allocated among the Term Loans as follows: (i) first, to the next two scheduled and unpaid principal installments of the Tranche A Term Loans (and any Tranche B Term Loan, Tranche C Term Loan and Tranche D Term Loan installments payable on or before such installment payment dates) in direct order of maturities, and (ii) second, to the remaining installments of the Term Loans pro rata, and, in each case, related interest on the Term Loans, second, to reduce outstandings under the Commitment Amount (as defined in the Liquidity Facility) under the Liquidity Facility, third to any other Obligations (as defined in the Liquidity Facility) under the Liquidity Facility, fourth, to prepay Revolving Loans and reduce the related Revolving Commitment and fifth, to pay any other Obligations"; and

            (f) the previously existing clause (f) thereof is relettered as "clause (h)" and is amended by deleting in its entirety the parenthetical in the first sentence thereof.

      SUBPART II.3. Amendments to Article VII of the Existing Credit Agreement.
Article VII of the Existing Credit Agreement ("Affirmative Covenants") is amended in accordance with Subparts 2.3.1 through 2.3.4.

      SUBPART II.3.1. Section 7.1 of the Existing Credit Agreement ("Financial Statements") is amended as follows:

            (a)  a new clause (c) is added as follows:

                  "(c) promptly after available, but not later than 30 days
            after the end of each calendar month, a copy of (i) the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of such month and the related consolidated statements of earnings, cash flows and, to the extent prepared, shareholders' equity for the period commencing on the first day and ending on the last day of such month and (ii) such divisional and segment net sales and EBITDA reporting information prepared by the Borrower consistent with the Borrower's normal monthly internal reporting, certified by a Responsible Officer as fairly presenting in all material respects (subject to year-end audit adjustments) the financial position and the results of operations of the Borrower and its Restricted Subsidiaries as of the date thereof."

      SUBPART II.3.2. Section 7.11 of the Existing Credit Agreement ("Future Subsidiaries") is amended and restated as follows:

            "7.11 Future Subsidiaries. Without limiting the effect of any provision contained herein (including Section 8.3), upon any Person becoming, after the date hereof, a Subsidiary of the Borrower (other than any Subsidiary that is not a Material Subsidiary), including any Person that was a Restricted Subsidiary, but not a Material Subsidiary, but which becomes a Material Subsidiary through internal growth or otherwise, or upon the Borrower or any Subsidiary acquiring additional capital stock of any existing Subsidiary which is then pledged under the Pledge Agreement, at the Borrower's expense:

                  (a) regardless of whether such Person is a Material
            Subsidiary, in the event such Person is a Domestic Subsidiary, the Borrower shall cause such Person, if not theretofore a party to the Guaranty, to execute a supplement to (i) the Guaranty for the purpose of becoming a guarantor thereunder and (ii) the Security Agreement for the purpose of becoming a grantor thereunder, together with acknowledgment copies of Uniform Commercial Code financing statements (form UCC-1) executed and delivered by such Subsidiary naming such Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement; and

                  (b) (i) in the event such Person is a Domestic Subsidiary of the Borrower or a Material Subsidiary which is a direct Foreign Subsidiary of the Borrower or a Domestic Subsidiary of the Borrower, the Borrower or such applicable Domestic Subsidiary shall, pursuant to the Pledge Agreement, pledge to the Administrative Agent for the benefit of the Lenders (free and clear of any other pledges relating to such Person or any of its Subsidiaries) all of the outstanding shares of such capital stock of such Subsidiary owned directly by it (provided, that, in the event such Subsidiary is a Foreign Subsidiary, the Borrower or Domestic Subsidiary shall not be required to pledge more than 65% of the outstanding shares of the capital stock of such Foreign Subsidiary), along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with Section 9-115 of the Uniform Commercial Code as in effect in the State of New York or any similar law which may be applicable); and

            (ii) in the event such Person is a Material Subsidiary and a direct Foreign Subsidiary of the Borrower or any Domestic Subsidiary of the Borrower, the Borrower or such applicable Domestic Subsidiary shall, within 60 days of such Person having become a Material Subsidiary of the Borrower or such Domestic Subsidiary (and, in the case of any such existing direct Foreign Subsidiary which is a Material Subsidiary as of the Second Amendment Effective Date, within 60 days of the Second Amendment Effective Date) execute and deliver a supplement to the Pledge Agreement, which supplement shall, under the law of incorporation of such Foreign Subsidiary, be effective to create and perfect a valid security interest in 65% of the outstanding shares of the capital stock of such Foreign Subsidiary, accompanied by legal opinions of outside counsel to the Borrower in respect of such collateral, reasonably satisfactory to the Agents."

      SUBPART II.3.3.  A new Section 7.15 is added as follows

                  "7.15. Real Estate. Within 45 days after the Second Amendment
            Effective Date (or, with respect to the selection by the Agents of a plant in substitution for any other single plant specified below (and only with respect to such plant) in accordance with the terms hereof, 45 days after the selection of such plant), the Borrower shall cause to be delivered a duly executed Mortgage (together with documentation requested by and reasonably satisfactory to the Agents) with respect to the plant located in Chicopee, Massachusetts and the plant located in Piqua, Ohio (or any other two plants selected by the Agents for which the provision of a security interest thereon is reasonably practicable), accompanied by legal opinions of outside counsel to the Borrower in respect of such collateral, reasonably satisfactory to the Agents, all at the Borrower's expense."

      SUBPART II.3.4.  A new Section 7.16 is added as follows

                  "7.16. Pledged Stock of Foreign Subsidiaries. Within 60 days after the Closing Date, the Borrower shall promptly deliver, or cause to be delivered, appropriate supplemental security documentation (consistent with the corresponding terms of the Pledge Agreement) under the law of the jurisdiction of incorporation of each Foreign Subsidiary which is a direct Subsidiary of the Borrower or a Domestic Subsidiary to the Administrative Agent, duly executed and delivered by an Authorized Officer of the pledgor thereof, all in form and substance satisfactory to the Administrative Agent."

      SUBPART II.4. Amendments to Article VIII of the Existing Credit Agreement.
Article VIII of the Existing Credit Agreement ("Negative Covenants") is amended in accordance with Subparts 2.4.1 through 2.4.7.

      SUBPART II.4.1. Section 8.1 of the Existing Credit Agreement ("Limitation on Liens") is amended as follows:

            (a) clause (l) thereof is amended by inserting "in an aggregate amount not to exceed $5,000,000 at any time outstanding immediately following the word "Indebtedness" in the third line of subclause (i) thereof;

            (b) the provision set forth in clause (m) thereof is deleted in its entirety and replaced with the word "Reserved.";

            (c) clause (q) thereof is amended by inserting "under the Liquidity Facility (including any extensions thereof and any Refinancing permitted pursuant to Section 8.4(m) (plus accrued interest and Obligations (as defined in the Liquidity Facility) under the Liquidity Facility or such Refinancing from time to time) plus the Lien on the plant located in Chicopee, Massachusetts, existing on the date hereof and securing an aggregate principal amount not to exceed $6,500,000;" at the end thereof; and

            (d) a new clause (t) is added as follows:

                  "(t) Liens placed on assets of any Foreign Subsidiary to
            secure Indebtedness of a Foreign Subsidiary permitted pursuant to
            Section 8.4(g), up to an aggregate principal amount at any time of $50,000,000 and only to the extent that such Indebtedness is not guaranteed by the Borrower or a Domestic Subsidiary (without duplication)."

      SUBPART II.4.2. Section 8.2 of the Existing Credit Agreement ("Consolidations and Mergers; Sales of Assets") is amended as follows:

            (a) clause (b) thereof is amended by inserting "; provided that neither the Borrower nor any Domestic Subsidiary may sell or otherwise transfer (i) its assets to any Foreign

      Subsidiary other than in the ordinary course of business or (ii) material assets to one or more Subsidiaries which are not Guarantors" at the end thereof;

            (b) subclause (ii) of the proviso to clause (d) thereof is amended by adding the words "; provided that in no event shall more than 15% of the total consideration for any such Disposition consist of non-cash consideration" at the end of such subclause; and

            (c) clause (d) thereof is amended by adding a new subclause (iv) to the proviso thereof as follows:

                  "(iv) any Disposition to an Affiliate of the Borrower or any
            Restricted Subsidiary having an aggregate purchase price of $10,000,000 or more shall require in advance of such Disposition an independent fairness opinion with respect thereto, a copy of which shall be delivered in advance of such Disposition to the Lenders, from a firm reasonably acceptable to the Agents."

      SUBPART II.4.3. Section 8.3 of the Existing Credit Agreement ("Loans, Acquisitions and Investments") is amended as follows:

            (a)  clause (b) thereof is amended and restated as follows:

                  "(b) Investments in the Borrower or in any of its Subsidiaries
            as reasonably necessary to conduct its business operations or as necessary to effect the restructuring of the Borrower and its Subsidiaries as contemplated;"

            (b) clause (d) thereof is amended by deleting the number "$5,000,000" appearing therein and inserting "$2,000,000" in replacement therefor;

      Section 8.3(h) is amended and restated as follows:

            "(h) Investments by the Borrower or any Subsidiary constituting an Acquisition which has been approved in writing by the Majority Lenders (any such Acquisition so approved, a "Permitted Acquisition");"; and

            (c) clause (i) thereof is hereby amended and restated as follows:

                  "(i) so long as no Event of Default or payment Default exists and is continuing at the time of the making of such Investment (or would occur immediately after giving effect thereto), additional Investments by the Borrower or its Restricted Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time."

      SUBPART II.4.4. Section 8.4 of the Existing Credit Agreement ("Limitation on Indebtedness") is amended as follows:

            (a) clause (c) thereof is amended by inserting "; provided that such Indebtedness shall (i) if it is Indebtedness of the Borrower, be subordinated to the Obligations and the Indebtedness under the Liquidity Facility on terms reasonably satisfactory to the Agents and (ii) to the extent it is Indebtedness held by the Borrower, be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Administrative Agent, which have been duly executed, delivered and endorsed to the order of the Administrative Agent in pledge pursuant to the Pledge Agreement;" at the end thereof;

            (b) subclause (ii) of the proviso to clause (d) is amended by substituting the number "$75,000,000" with the number "$50,000,000" and by adding at the end of such subclause the words "less the principal amount of any such Indebtedness which is secured by a Lien permitted pursuant to
      Section 8.1(t)";

            (c) clause (e) thereof is amended by inserting "and the tenor thereof is not in any respect shortened" immediately following the parenthetical in subclause (i) of the proviso thereof;

            (d) the provision set forth in clause (h) thereof is deleted in its entirety and replaced with the word "Reserved.";

            (e) the provision set forth in clause (i) thereof is deleted in its entirety and replaced with the word "Reserved.";

            (f) clause (l) thereof is amended by adding the word "unsecured" after the word "additional" and by deleting the number "$50,000,000" appearing therein and inserting "$25,000,000"; and

            (g) a new clause (m) will be added as follows:

                  "(m) additional first-priority secured Indebtedness of the
            Borrower and its Restricted Subsidiaries not to exceed $25,000,000 in principal amount at any time outstanding, incurred under the Liquidity Facility (as amended or extended) and any refinancing thereof (the "Refinancing") provided, that, as to any Refinancing,
            (i) the Liquidity Facility has been repaid (or, concurrently with the Refinancing, will be repaid) in full, (ii) the principal amount of the Refinancing is not greater than $25,000,000, (iii) prior to the Refinancing, the Borrower shall have requested the Agents to amend or extend the Liquidity Facility and one or more of the Agents have not agreed to such amendment or extension, (iv) the institutions providing the Refinancing shall not include any person which is not a Lender under this Agreement immediately prior to the Refinancing, and (v) the Lien on any property securing the Refinancing shall not be prior to the Lien securing the Obligations."

      SUBPART II.4.5. Section 8.5 of the Existing Credit Agreement ("Restricted Payments") is amended as follows:

            (a) the provision set forth in clause (b) thereof is deleted in its entirety and replaced with the word "Reserved.";

            (b) the provision set forth in clause (c) thereof is deleted in its entirety and replaced with the word "Reserved.";

            (c) clause (e) thereof is amended by inserting "all as in effect on the Second Amendment Effective Date (as defined in the Second Amendment)" at the end thereof; and

            (d) a new clause (g) will be added as follows:

                  "(g) Notwithstanding anything to the contrary in this Section
            8.5, no Subsidiary shall declare or make any dividend payment unless such dividend is payable to the Borrower or a wholly-owned Subsidiary of the Borrower."

      SUBPART II.4.6. Section 8.6 of the Existing Credit Agreement ("Financial Covenants") is amended as follows:

            (a) the table appearing in clause (a) thereof is amended as follows:
      (i) the ratio set forth opposite "March 31, 1998" shall be amended to be "1.35 : 1.00", (ii) the ratio set forth opposite "June 30, 1998" shall be amended to be "1.30 : 1.00", and (iii) the ratio set forth opposite the "September 30, 1998" shall be amended to be "1.25 : 1.00";

            (b) the table appearing in clause (b) thereof is amended and restated in its entirety to read as follows:


      "Date                                                    Ratio
      -----                                                    -----
      September 30, 1997
        and the last day of each
        December, March, June and
        September thereafter through
        June 30, 1998                                       1.25 : 1.00

      September 30, 1998                                    1.00 : 1.00

      December 31, 1998
        and the last day of each
        December, March, June and
        September thereafter through
        June 30, 2000                                       1.25 : 1.00

      September 30, 2000
        and the last day of each
        December, March, June and
        September thereafter                               1.35 : 1.00"

            (c) the table appearing in clause (c) thereof is amended as follows:
      (i) the ratio set forth opposite "March 31, 1998" shall be amended to be "7.75 : 1.00", (ii) the ratio set forth opposite "June 30, 1998" shall be amended to be "7.75 : 1.00", and (iii) the ratio set forth opposite the "September 30, 1998" shall be amended to be "7.75 : 1.00";

      SUBPART II.4.7. A new Section 8.9 of the Existing Credit Agreement is added as follows:

            "8.9 Assets of the Borrower. The Borrower shall not own beneficially or of record any material assets other than the capital stock of its Subsidiaries (and the assets represented by the ownership of such capital stock)."

      SUBPART II.5. Amendments to Article IX of the Existing Credit Agreement. Article IX of the Existing Credit Agreement ("Events of Default") is amended in accordance with Subpart 2.5.1.

      SUBPART II.5.1. Section 9.1 of the Existing Credit Agreement ("Event of Default") is amended as follows:

            (a) clause (c) thereof is hereby amended and restated as follows:

                  " (c) Specific Defaults. The Borrower fails to perform or observe any term, covenant or agreement contained in any of clause (a)(i) of Section 7.3 or Sections 8.1, 8.2 through 8.8,
                  Section 4 of the Security Agreement or Section 8 of the Pledge Agreement; or"

            (b) clause (d) thereof is amended by (i) deleting "Borrower fails to perform or observe any term, covenant or agreement contained in Section
      8.1 and such default shall continue unremedied for 10 days after the date upon which a Responsible Officer of the Borrower has actual knowledge or receives written notice thereof; or the", and (ii) inserting "(i) a Responsible Officer of the Borrower has actual knowledge thereof or (ii)" immediately following the words "upon which" appearing in the sixth line thereof;

            (c) clause (k) thereof is amended and restated as follows:

                  "(k) Collateral. Any provision of the Pledge Agreement, the
            Security Agreement or any Mortgage shall for any reason (other than as a result of acts or omissions of the Administrative Agent or any Lender) cease to create a valid security interest in the collateral purported to be covered thereby (other than as to any such collateral which is immaterial) or any material provision of the Pledge Agreement, the Security Agreement, any Mortgage or the Guaranty shall cease to be valid and binding on or enforceable against the Borrower or any other Obligor party thereto, or the Borrower or any other Obligor shall deny or disaffirm in writing its obligations under the Pledge Agreement, the Security Agreement, any Mortgage or the Guaranty."

      SUBPART II.6. Amendments to Article X of the Existing Credit Agreement.
Article X of the Existing Credit Agreement ("The Agents") is amended in accordance with Subpart 2.6.1.

      SUBPART II.6.1. Section 10.11(a) of the Existing Credit Agreement ("Collateral Matters") is amended by adding the words ", the Security Agreement, the Mortgages" after the words "to take any action with respect to any collateral security" in the third line thereof.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      SUBPART III.1. Second Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

      SUBPART III.2. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Majority Lenders.

      SUBPART III.3. Resolutions; Incumbency. The Administrative Agent shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment, each other Loan Document to be delivered by the Borrower in connection herewith and the transactions contemplated hereby and thereby, certified as of the Second Amendment Effective Date by the Secretary or an Assistant Secretary of the Borrower, together with a certificate of the Secretary or Assistant Secretary of the Borrower dated the Second Amendment Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment, and such other Loan Documents to be delivered by it in connection herewith; and (ii) copies of the resolutions of the board of directors of each Subsidiary authorizing the delivery, execution and performance by such Subsidiary of the Loan Documents to be delivered by it in connection herewith, certified as of the Second Amendment Effective Date by the Secretary or an Assistant Secretary of such Subsidiary, together with a certificate of the Secretary or Assistant Secretary of such Subsidiary dated the Second Amendment Effective Date, certifying the names and true signatures of the officers of such Subsidiary authorized to execute, deliver and perform such Loan Documents.

       SUBPART III.4. Organization Documents. The Administrative Agent shall have received the articles or certificate of incorporation and the bylaws of each of Obligors for which such documents have not previously been delivered and certified, in each case, as in effect on the Second Amendment Effective Date, certified by the Secretary or Assistant Secretary of such Person as of the Second Amendment Effective Date, together with a certification that any documents which were previously delivered are in full force and effect and have not, since the date of such delivery, been amended.

       SUBPART III.5. Approvals. All necessary material governmental, shareholders' and third-party approvals in connection with the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith.

      SUBPART III.6. Other Loan Documents. The Administrative Agent shall have received:

            (a) (x) an affirmation and consent by each of the Guarantors and (x) a supplement to the Guaranty to add one or more additional Guarantors thereunder and, in the case of (x) and (y), confirming that upon the sale or other disposition of any Guarantor thereunder in accordance with the terms of the Amended Credit Agreement, such Guarantor shall be automatically released from all obligations thereunder to the extent that such sale or other disposition causes such Guarantor to cease being a Domestic Subsidiary of the Borrower,

            (b) a Pledge Agreement by the Borrower and each applicable Domestic Subsidiary, together with (i) the certificates, evidencing all of the issued and outstanding shares of capital stock of the Subsidiary being pledged thereby and (ii) executed blank undated stock powers, and

            (c) a Security Agreement, executed by the Borrower and each Domestic Subsidiary in favor of the Administrative Agent.

      SUBPART III.7. Filings. All UCC and intellectual property filings necessary or, in the opinion of the Administrative Agent, desirable to perfect and/or to maintain the perfection of the Liens (as defined in the Loan Documents) provided for in the Loan Documents shall have been executed by the Borrower and each applicable Subsidiary and delivered to the Administrative Agent for filing at the Borrower's expense.

      SUBPART III.8. Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Agent, the Amendment Effective Date Certificate, dated the Second Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct (in all material respects) representations and warranties of the Borrower made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

      SUBPART III.9. Legal Opinions. The Administrative Agent shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett, special counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date, substantially in the forms of Annex A-1 and Annex A-2, respectively.

      SUBPART III.10. Fees and Expenses. The Administrative Agent shall have received all costs, fees (including, for each Lender party hereto, an amendment fee equal to .25% of such Lender's Commitment) and expenses due and payable pursuant to Subpart 5.4 (to the extent then invoiced) and pursuant to the Existing Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SUBPART IV.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

            (a) the representations and warranties contained in Article VI of the Existing Credit Agreement (after giving effect to the amendments set forth herein) and in each of the other Loan Documents are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

            (b) no Default or Event of Default exists or would result from the amendments or modifications set forth in Article II or the other transactions contemplated hereby or from the grant or perfection of the Lien of the Administrative Agent and the Lenders on the collateral security provided under the Loan Documents delivered in connection herewith;

            (c) except as disclosed to the Lenders on March 23, 1998 or as disclosed in the Bank Book, no Material Adverse Change has occurred since September 30, 1997 and no material adverse change has occurred since September 30, 1997 with respect to the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole; and

            (d) neither the Borrower nor any of its Subsidiaries is subject to any material litigation or governmental proceeding with respect to the transactions contemplated hereby and no injunction or restraining order exists with respect to such transactions.

      SUBPART IV.2. Full Disclosure. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent and/or any Lender on or before the Secondment Amendment Effective Date (including all information contained herein and in the other Loan Documents delivered in connection herewith) for purposes of or in connection with this Amendment or any transactions contemplated herein is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this clause (a), such factual information shall not include projections and pro forma financial information.

      (b) The projections and pro forma financial information contained in the factual information referred to in clause (a) above were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.

                                    ARTICLE V

                                  MISCELLANEOUS

      SUBPART V.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

      SUBPART V.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Existing Credit Agreement and the other Loan Documents.

      SUBPART V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the agreements contemplated herein.

      SUBPART V.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent and of Wachtell, Lipton, Rosen & Katz, as counsel for the Administrative Agent.

      SUBPART V.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SUBPART V.6. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

      SUBPART V.7. Cross-References. References in this Amendment to any Article or Subpart are, unless otherwise specified or otherwise required by the context, to such Article or Subpart of this Amendment.

      SUBPART V.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART V.9. No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.

      SUBPART V.10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                          EVENFLO & SPALDING HOLDINGS
                                          CORPORATION (formerly known as E&S
                                          Holdings Corporation), as the
                                          Borrower

                                          By
                                             ----------------------------------
                                             Name:
                                             Title:



                                          BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as
                                             Administrative Agent

                                          By
                                             ----------------------------------
                                             Name:
                                             Title:


                                          Lenders:

                                          BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION

                                          By
                                             ----------------------------------
                                             Name: Debra Seiter
                                             Title:Vice President



                                          MERRILL LYNCH CAPITAL CORPORATION

                                          By
                                             ----------------------------------
                                             Name: E.T. Crook
                                             Title:Vice President

                                          MERRILL LYNCH DEBT STRATEGIES FUND,
                                             INC.

                                          By
                                             ----------------------------------
                                             Name: R. Douglas Henderson
                                             Title:Authorized Signatory


                                          MERRILL LYNCH DEBT STRATEGIES
                                             PORTFOLIO

                                               By: Merrill Lynch Asset
                                                   Management, L.P., as
                                                   Investment Advisor

                                          By
                                             ----------------------------------
                                             Name: R. Douglas Henderson
                                             Title:Authorized Signatory


                                          SENIOR DEBT PORTFOLIO
                                             (c/o Boston Management and
                                             Research Co.)


                                          By
                                             ----------------------------------
                                             Name: Scott H. Page
                                             Title:Vice President


                                          NATIONSBANK N.A. SOUTH

                                          By
                                             ----------------------------------
                                             Name: Bradford Jones
                                             Title:Attorney in Fact

                                          THE BANK OF NOVA SCOTIA

                                          By
                                             ----------------------------------
                                             Name: W.J. Brown
                                             Title:Vice President

                                          BANKERS TRUST COMPANY

                                          By
                                             ----------------------------------
                                             Name: Mary Jo Jolly
                                             Title:Assistant Vice President


                                          CITY NATIONAL BANK

                                          By
                                             ----------------------------------
                                             Name: Patrick M. Cassidy
                                             Title:Vice President


                                          FLEET NATIONAL BANK

                                          By
                                             ----------------------------------
                                             Name: Thomas J. Flanagan II
                                             Title:Senior Vice President


                                          SOCIETE GENERALE

                                          By
                                             ----------------------------------
                                             Name: John M. Stack
                                             Title:Director


                                          WELLS FARGO BANK, N.A.

                                          By
                                             ----------------------------------
                                             Name: David A. Neumann
                                             Title:Vice President

                                          CIBC, INC.

                                          By
                                             ----------------------------------
                                             Name: William M. Swenson
                                             Title:Authorized Signatory


                                          ROYAL BANK OF CANADA


                                          By
                                             ----------------------------------
                                             Name: Colleen Roux
                                             Title:Senior Manager


                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST

                                          By
                                             ----------------------------------
                                             Name: Jeffrey W. Maillet
                                             Title:Senior Vice President &
                                             Director

                                          VAN KAMPEN CLO I, LTD.

                                          By VAN KAMPEN AMERICAN CAPITAL
                                          MANAGEMENT INC., as Collateral
                                          Manager

                                          By
                                             ----------------------------------
                                             Name: Jeffrey W. Maillet
                                             Title:Senior Vice President &
                                             Director


                                          FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA

                                          By
                                             ----------------------------------
                                             Name: Lisa Stern
                                             Title:Senior Vice President


                                          THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED

                                          By
                                             ----------------------------------
                                             Name: Takuya Honjo
                                             Title:Senior Vice President


                                          LTCB TRUST COMPANY

                                          By
                                             ----------------------------------
                                             Name: Philip A. Marsden
                                             Title:Senior Vice President


                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY

                                          By
                                             ----------------------------------
                                             Name: John B. Wheeler
                                             Title:Managing Director


                                          OAK HILL SECURITIES FUND, L.P.

                                          By:  Oak Hill Securities GenPar,
                                                 L.P., its General Partner

                                               By: Oak Hill Securities MGP,
                                                     Inc., its General Partner

                                          By
                                             ----------------------------------
                                               Name:  Scott D. Krase
                                               Title:   Vice President


                                          PRIME INCOME TRUST

                                          By
                                             ----------------------------------
                                             Name: Sheila Finnerty
                                             Title:Assistant Vice President


                                          AERIES FINANCE, LTD.

                                          By
                                             ----------------------------------
                                             Name: Andrew Ian Wignall
                                             Title:Director


                                          ABN AMRO BANK N.V.

                                          By
                                             ----------------------------------
                                             Name: Steven L. Nipsman
                                             Title:Vice President

                                          By
                                             ----------------------------------
                                             Name: Steven B. Farley
                                             Title:Vice President


                                          BANK OF TOKYO -- MITSUBISHI TRUST
                                             COMPANY

                                          By
                                             ----------------------------------
                                             Name: Victor Bulzacchelli
                                             Title:Senior Vice President


                                          BANQUE PARIBAS

                                          By
                                             ----------------------------------
                                             Name: John J. McCormick, III
                                             Title:Vice President

                                          By
                                             ----------------------------------
                                             Name: Duane Helkowski
                                             Title:Vice President


                                          BANK BOSTON, N.A. f/k/a
                                          BAYBANK, N.A.

                                          By
                                             ----------------------------------
                                             Name: Kathi L. Donahue
                                             Title:Vice President


                                          CAPTIVA FINANCE, LTD.

                                          By
                                             ----------------------------------
                                             Name: John H. Cullinane
                                             Title:Director


                                          CREDIT AGRICOLE INDOSUEZ

                                          By
                                             ----------------------------------
                                             Name: David Bouhl, F.V.P.
                                             Title:Head of Corporate Banking
                                                   - Chicago

                                          By
                                             ----------------------------------
                                             Name: Katherine L. Abbott
                                             Title:First Vice President

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By
                                             ----------------------------------
                                             Name: Attila Koc
                                             Title:First Vice President

                                          CYPRESS TREE INVESTMENT

                                             PARTNERS I, LTD

                                                   By: Cypress Tree
                                                       Investment Management
                                                       Co., as Portfolio
                                                       Manager

                                          By
                                             ----------------------------------
                                             Name: Peter K. Merrill
                                             Title:Managing Director


                                          THE DAI-ICHI KANGYO BANK, LTD.

                                          By
                                             ----------------------------------
                                             Name: Ronald Wolinsky
                                             Title:Vice President & Group
                                             Leader


                                          DLJ CAPITAL FUNDING, INC.

                                          By
                                             ----------------------------------
                                             Name: Stephen P. Hickey
                                             Title:Managing Director


                                          GOLDMAN SACHS CREDIT PARTNERS L.P.

                                          By
                                             ----------------------------------
                                             Name: Stephen B. King
                                             Title:Authorized Signatory


                                          KZH HOLDING CORPORATION III

                                          By
                                             ----------------------------------
                                             Name: Virginia R. Conway
                                             Title:Authorized Signatory

                                          LEHMAN SYNDICATED LOANS,  INC.

                                          By
                                             ----------------------------------
                                             Name: Steve Rielly
                                             Title:Vice President


                                          MEDICAL LIABILITY MUTUAL

                                          By
                                             ----------------------------------
                                             Name: Anne McCarthy
                                             Title:Authorized Signatory

                                          ML CBO (CAYMAN) LTD.

                                          By Protective Asset Management
                                          Company, as Collateral Manager

                                          By
                                             ----------------------------------
                                             Name: James Dondero, CFA, CPA
                                             Title:  President


                                          MORGAN STANLEY SENIOR
                                             FUNDING, INC.

                                          By
                                             ----------------------------------
                                             Name: Christopher A. Pucillo
                                             Title:Vice President


                                          NATIONAL CITY BANK

                                          By
                                             ----------------------------------
                                             Name: Diego Tobon
                                             Title:Vice President

                                          STATE STREET BANK AND TRUST COMPANY

                                          By
                                             ----------------------------------
                                             Name: Greg J. Mann
                                             Title:Vice President


                                          OCTAGON LOAN TRUST
                                          (a unit of Chase Manhattan Bank),
                                          as manager on behalf of the Trust

                                          By
                                             ----------------------------------
                                             Name: Richard W. Stewart
                                             Title:Managing Director


                                          ORIX USA CORPORATION

                                          By
                                             ----------------------------------
                                             Name: Hiroyuki Miyauchi
                                             Title:Executive Vice President


                                          PAMCO CAYMAN, LTD.

                                                 By: Protective Asset
                                                     Management Company, as
                                                     Collateral Manager

                                          By
                                             ----------------------------------
                                             Name: James Dondero, CFA, CPA
                                             Title:President


                                          ROYALTON COMPANY, LTD.

                                             (c/o Pacific Investment
                                              Management Co.)

                                          By
                                             ----------------------------------
                                             Name: Raymond Kennedy
                                             Title:Vice President

                                          MERRILL LYNCH PRIME RATE PORTFOLIO

                                               By: Merrill Lynch Asset
                                                   Management, L.P., as
                                                   Investment Advisor

                                               By
                                                 ------------------------------
                                                 Name: R. Douglas Henderson
                                                 Title:Authorized Signatory